                                                                    Exhibit 10.5


                         NON-NEGOTIABLE PROMISSORY NOTE


U.S. $1,500,000.00                                                March 12, 1998


FOR VALUE RECEIVED, the undersigned GEOTECK INTERNATIONAL, INC. ("Borrower"), does hereby promise to pay to the order of VALORINVEST LTD. ("Lender"), with offices at 29 Quai des Bergues, Geneva, Switzerland 1201, and at said offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS (U.S. $1,500,000), or so much thereof as shall have been advanced hereunder by Lender to Borrower together with interest thereon as provided below.

         1. Interest. Interest will accrue on the outstanding principal amount of this Note at the rate of seven and one half percent (7.5%) per annum from the date of each advance, and until all amounts outstanding under this Note have been paid in full.

         2. Payments. Interest, principal and all other sums payable hereunder (collectively, the "Obligations") shall be payable, without any offset, reduction, counterclaim or recoupment whatsoever, in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and shall be due and payable as follows unless extended by the Lender:

         (a) The Obligations shall be repaid in full upon the consummation of any Borrower public offering of at least One Hundred Million Dollars ($100,000,000) in gross proceeds; or

         (b) If not sooner paid (whether by acceleration or otherwise), the entire balance of the Obligations shall be due and payable December 31, 1998.

         3. Advances. Upon receiving a properly executed original of this Note and upon the satisfaction of the conditions precedent to any advance as set forth herein, Lender shall make available the proceeds of the loan. Advances shall be made available in $250,000 increments upon three (3) days written notice of demand by Borrower; provided, however, that Lender is not required to advance more than $500,000 in any single month. Advances are limited in the aggregate to the stated principal amount of this Note; this is not a revolving line of credit. The following shall be conditions precedent to any advance hereunder (except to the extent and in the manner expressly waived by Lender, and any such conditions waived by Lender may be reimposed as a condition of subsequent advances):

         (a) Borrower shall have executed and delivered this Note to the Lender.

         (b) All representations and warranties made by Borrower in this Note shall be true, complete and correct on and as of the date of the making of any advance hereunder as though such representations and warranties were made anew on such date.

         (c) There shall not have occurred and be continuing any default in the performance or observance of any of the covenants, agreements, or conditions to be performed or observed by Borrower under this Note or in connection with any other obligations of Borrower to Lender, nor shall there have occurred and be continuing any event, condition, or circumstances which, with notice or the passage of time, or both, would constitute a breach in any material respect of any representation, covenant, or warranty by Borrower or a default under this Note or in connection with any other obligations of Borrower to Lender.

         4. Application of Payments. All payments shall be applied first on account of late charges, if any, then to Lender's costs of collection (including, without limitation, reasonable attorneys' fees and expenses), if any, then, to accrued and unpaid interest, and the balance to the reduction of principal. For the purposes of computing interest on the debt evidenced hereby, interest shall be calculated on the basis of a year consisting of three hundred sixty (360) days, and shall be charged on the basis of the actual number of calendar days that the principal amount advanced remains unpaid to the Lender.

         5. Default; Remedies. If default be made in the performance of any term, condition or covenant contained in this Note, or in connection with any other obligations of Borrower to Lender, and such default shall not have been cured under any cure provisions applicable to such default, then and in any such event, the Obligations, in their entirety, shall at once become due and payable at the option of the Lender without further notice. Failure of the Lender to exercise the option to accelerate payment in the event of any default shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         6. Prepayment. The privilege is reserved to Borrower to prepay the indebtedness evidenced hereby, in whole or in part, at any time or from time to time, without prepayment premium or penalty, provided, however, that Borrower shall provide prior written notice to Lender of the intent to prepay ten (10) business days in advance of such prepayment.

         7. Attorney's Fees. In the event counsel is employed by the Lender to enforce the provisions of this Note, Borrower shall pay upon demand reasonable attorneys' fees so incurred by Lender, and all other costs and expenses connected with such enforcement.

         8. Waivers. The Borrower hereby waives presentment, protest and demand, notice of protest and notice of dishonor of this Note.

         9. Notices. All notices hereunder shall be given in writing and shall be effective (a) five (5) days after being mailed by first class and certified or registered mail, return receipt requested, with proper postage prepaid or (b) two (2) business days after being delivered to an established over-night delivery service, with costs for "next day" delivery prepaid, addressed in either case, if to the Borrower at the address provided at the end of this Note; and addressed if to the Lender at ValorInvest Ltd., 29 Quai des Bergues, Geneva, Switzerland 1201, Attention: Mr. Pierre Besuchet, with a copy to Powell, Goldstein, Frazer & Murphy LLP, 1001 Pennsylvania Avenue, NW., Suite 600, Washington, DC 20004, attention: Michael H. Chanin, Esquire, or in either case to such other address as such party may from time to time designate to the other by like written notice given at least ten (10) days prior to the date such change becomes effective.

         10. Severability. In the event any provision (or any part of any provision) contained in this Note shall for any reason be finally held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

         11. Successors and Assigns. This Note shall apply to and bind the Borrower and the Lender and each of their respective successors. This Note is non-negotiable and may not be assigned by Lender.

         12. Commercial Purpose. The Borrower warrants that the loan evidenced by this Note is being made solely to acquire or carry on a business or commercial enterprise, and that the Borrower is a business or commercial organization. The Borrower further covenants that the loan evidenced by this Note shall be construed for all purposes as a commercial purpose loan.

         13. Time is of the Essence. Time is of the essence as to each and every provision of this Note.

         14. Governing Law and Choice of Forum. This Note will be governed by and construed in accordance with the internal laws of Switzerland. The Borrower agrees that any appropriate court located in Geneva will have exclusive jurisdiction of any case or controversy arising under or in connection with this Note and will be a proper forum in which to adjudicate such case or controversy. The Borrower expressly consents to personal jurisdiction and venue in such courts.


                     SIGNATURES APPEAR ON THE FOLLOWING PAGE

         WITNESS the execution hereof by the Borrower on the date first hereinabove written, with the intent that this shall be an instrument under seal.


                                           BORROWER:

WITNESS:                                   GEOTECK INTERNATIONAL, INC.
                                           1177 West Hastings Street, Suite 1818
                                           Vancouver, B.C. V6E 2K3


                                           By:                            (SEAL)
-----------------------------------           ----------------------------------
Name                                          Name:
                                              Title:


                                           Bank Wiring Instructions


                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                           ADDENDUM TO LOAN AGREEMENT


         Reference is made to the Loan Agreement as of March 12, 1998, between ValorInvest Ltd., an Irish Corporation, and Marine Shuttle Operations, Inc. (formerly Geoteck International, Inc.), a Nevada corporation (the "Loan Agreement"). All capitalized terms used and not defined herein will have the meanings assigned to such terms in the Loan Agreement.

The Loan Agreement is hereby amended in the following respects:

(i)      Lender will provide the Borrower with a Loan of up to US$ 2,500,000.

(ii) The additional loan of US$ 1,000,000 shall be evidenced by Borrower's non-negotiable promissory note containing the same terms as the Borrower's non-negotiable promissory note dated March 12, 1998.

With the exception of the foregoing modifications to the Loan Agreement, the terms of the Loan Agreement remain unchanged and in full force and effect.


                                     EXECUTED AS OF AUGUST 27, 1998


                                        VALORINVEST LTD.

                                             /s/ Pierre Besuchet
                                        ------------------------------------
                                        By:      Pierre Besuchet
                                        Title:   Director and Secretary


                                        MARINE SHUTTLE OPERATIONS, INC.

                                            /s/ Franz Eder
                                        ------------------------------------
                                        By:      Franz Eder
                                        Title:   President

                         NON-NEGOTIABLE PROMISSORY NOTE


U.S. $1,000,000.00                                               August 27, 1998


FOR VALUE RECEIVED, the undersigned MARINE SHUTTLE OPERATIONS, INC. ("Borrower"), does hereby promise to pay to the order of VALORINVEST LTD. ("Lender"), with offices at 29 Quai des Bergues, Geneva, Switzerland 1201, and at said offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION AND 00/100 UNITED STATES DOLLARS (U.S. $1,000,000), or so much thereof as shall have been advanced hereunder by Lender to Borrower together with interest thereon as provided below.

         1. Interest. Interest will accrue on the outstanding principal amount of this Note at the rate of seven and one half percent (7.5%) per annum from the date of each advance, and until all amounts outstanding under this Note have been paid in full.

         2. Payments. Interest, principal and all other sums payable hereunder (collectively, the "Obligations") shall be payable, without any offset, reduction, counterclaim or recoupment whatsoever, in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and shall be due and payable as follows unless extended by the Lender:

         (a) The Obligations shall be repaid in full upon the consummation of any Borrower public offering of at least One Hundred Million Dollars ($100,000,000) in gross proceeds; or

         (b) If not sooner paid (whether by acceleration or otherwise), the entire balance of the Obligations shall be due and payable on December 31, 1998.

         3. Advances. Upon receiving a properly executed original of this Note and upon the satisfaction of the conditions precedent to any advance as set forth herein, Lender shall make available the proceeds of the loan. Advances shall be made available in $250,000 increments upon three (3) days written notice of demand by Borrower; provided, however, that Lender is not required to advance more than $500,000 in any single month. Advances are limited in the aggregate to the stated principal amount of this Note; this is not a revolving line of credit. The following shall be conditions precedent to any advance hereunder (except to the extent and in the manner expressly waived by Lender, and any such conditions waived by Lender may be reimposed as a condition of subsequent advances):

         (a) Borrower shall have executed and delivered this Note to the Lender.

         (b) All representations and warranties made by Borrower in this Note shall be true, complete and correct on and as of the date of the making of any advance hereunder as though such representations and warranties were made anew on such date.

         (c) There shall not have occurred and be continuing any default in the performance or observance of any of the covenants, agreements, or conditions to be performed or observed by Borrower under this Note or in connection with any other obligations of Borrower to Lender, nor shall there have occurred and be continuing any event, condition, or circumstances which, with notice or the passage of time, or both, would constitute a breach in any material respect of any representation, covenant, or warranty by Borrower or a default under this Note or in connection with any other obligations of Borrower to Lender.

         4. Application of Payments. All payments shall be applied first on account of late charges, if any, then to Lender's costs of collection (including, without limitation, reasonable attorneys' fees and expenses), if any, then, to accrued and unpaid interest, and the balance to the reduction of principal. For the purposes of computing interest on the debt evidenced hereby, interest shall be calculated on the basis of a year consisting of three hundred sixty (360) days, and shall be charged on the basis of the actual number of calendar days that the principal amount advanced remains unpaid to the Lender.

         5. Default; Remedies. If default be made in the performance of any term, condition or covenant contained in this Note, or in connection with any other obligations of Borrower to Lender, and such default shall not have been cured under any cure provisions applicable to such default, then and in any such event, the Obligations, in their entirety, shall at once become due and payable at the option of the Lender without further notice. Failure of the Lender to exercise the option to accelerate payment in the event of any default shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         6. Prepayment. The privilege is reserved to Borrower to prepay the indebtedness evidenced hereby, in whole or in part, at any time or from time to time, without prepayment premium or penalty, provided, however, that Borrower shall provide prior written notice to Lender of the intent to prepay ten (10) business days in advance of such prepayment.

         7. Attorney's Fees. In the event counsel is employed by the Lender to enforce the provisions of this Note, Borrower shall pay upon demand reasonable attorneys' fees so incurred by Lender, and all other costs and expenses connected with such enforcement.

         8. Waivers. The Borrower hereby waives presentment, protest and demand, notice of protest and notice of dishonor of this Note.

         9. Notices. All notices hereunder shall be given in writing and shall be effective (a) five (5) days after being mailed by first class and certified or registered mail, return receipt requested, with proper postage prepaid or (b) two (2) business days after being delivered to an established over-night delivery service, with costs for "next day" delivery prepaid, addressed in either case, if to the Borrower at the address provided at the end of this Note; and addressed if to the Lender at ValorInvest Ltd., 29 Quai des Bergues, Geneva, Switzerland 1201, Attention: Mr. Pierre Besuchet, with a copy to Powell, Goldstein, Frazer & Murphy LLP, 1001 Pennsylvania Avenue, NW., Suite 600, Washington, DC 20004, attention: Michael H. Chanin, Esquire, or in either case to such other address as such party may from time to time designate to the other by like written notice given at least ten
(10) days prior to the date such change becomes effective.

         10. Severability. In the event any provision (or any part of any provision) contained in this Note shall for any reason be finally held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

         11. Successors and Assigns. This Note shall apply to and bind the Borrower and the Lender and each of their respective successors. This Note is non-negotiable and may not be assigned by Lender.

         12. Commercial Purpose. The Borrower warrants that the loan evidenced by this Note is being made solely to acquire or carry on a business or commercial enterprise, and that the Borrower is a business or commercial organization. The Borrower further covenants that the loan evidenced by this Note shall be construed for all purposes as a commercial purpose loan.

         13. Time is of the Essence. Time is of the essence as to each and every provision of this Note.

         14. Governing Law and Choice of Forum. This Note will be governed by and construed in accordance with the internal laws of Switzerland. The Borrower agrees that any appropriate court located in Geneva will have exclusive jurisdiction of any case or controversy arising under or in connection with this Note and will be a proper forum in which to adjudicate such case or controversy. The Borrower expressly consents to personal jurisdiction and venue in such courts.


                     SIGNATURES APPEAR ON THE FOLLOWING PAGE

         WITNESS the execution hereof by the Borrower on the date first hereinabove written, with the intent that this shall be an instrument under seal.


                                       BORROWER:

WITNESS:                               MARINE SHUTTLE OPERATIONS, INC.
                                       4410 Montrose Boulevard
                                       Houston, Texas 77006, U.S.A.


                                       By:                       (SEAL)
-----------------------------------       ---------------------------------
Name                                      Name: Franz Eder
                                          Title: President


                                       Bank Wiring Instructions


                                       ------------------------------------

                                       ------------------------------------

                                       ------------------------------------

                        SECOND ADDENDUM TO LOAN AGREEMENT


         Reference is made to the Loan Agreement as of March 12, 1998, between ValorInvest Ltd., an Irish Corporation, and Marine Shuttle Operations, Inc. (formerly Geoteck International, Inc.), a Nevada corporation (the "Loan Agreement") and to the Addendum to Loan Agreement as of August 27, 1998 (the "First Addendum"). All capitalized terms used and not defined herein will have the meanings assigned to such terms in the Loan Agreement and the First Addendum.

The Loan Agreement and the First Addendum is hereby amended in the following respects:

(i)      Lender will provide the Borrower with a Loan of up to US$ 3,500,000.

(ii) The additional loan of US$ 1,000,000 shall be evidenced by Borrower's non-negotiable promissory note containing the same terms as the Borrower's non-negotiable promissory notes dated March 12, 1998 and August 27, 1998.

With the exception of the foregoing modifications to the Loan Agreement and the First Addendum, the terms of the Loan Agreement and the First Addendum remain unchanged and in full force and effect.


                                   EXECUTED AS OF SEPTEMBER 24, 1998

                                   VALORINVEST LTD.

                                   ------------------------------------
                                   By:      Pierre Besuchet
                                   Title:   Director and Secretary


                                   MARINE SHUTTLE OPERATIONS, INC.

                                   ------------------------------------
                                   By:      Franz Eder
                                   Title:   President

                         NON-NEGOTIABLE PROMISSORY NOTE


U.S. $1,000,000.00                                           September 24, 1998


FOR VALUE RECEIVED, the undersigned MARINE SHUTTLE OPERATIONS, INC. ("Borrower"), does hereby promise to pay to the order of VALORINVEST LTD. ("Lender"), with offices at 29 Quai des Bergues, Geneva, Switzerland 1201, and at said offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION AND 00/100 UNITED STATES DOLLARS (U.S. $1,000,000), or so much thereof as shall have been advanced hereunder by Lender to Borrower together with interest thereon as provided below.

         1. Interest. Interest will accrue on the outstanding principal amount of this Note at the rate of seven and one half percent (7.5%) per annum from the date of each advance, and until all amounts outstanding under this Note have been paid in full.

         2. Payments. Interest, principal and all other sums payable hereunder (collectively, the "Obligations") shall be payable, without any offset, reduction, counterclaim or recoupment whatsoever, in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and shall be due and payable as follows unless extended by the Lender:

         (a) The Obligations shall be repaid in full upon the consummation of any Borrower public offering of at least One Hundred Million Dollars ($100,000,000) in gross proceeds; or

         (b) If not sooner paid (whether by acceleration or otherwise), the entire balance of the Obligations shall be due and payable on December 31, 1998.

         3. Advances. Upon receiving a properly executed original of this Note and upon the satisfaction of the conditions precedent to any advance as set forth herein, Lender shall make available the proceeds of the loan. Advances shall be made available in $250,000 increments upon three (3) days written notice of demand by Borrower; provided, however, that Lender is not required to advance more than $500,000 in any single month. Advances are limited in the aggregate to the stated principal amount of this Note; this is not a revolving line of credit. The following shall be conditions precedent to any advance hereunder (except to the extent and in the manner expressly waived by Lender, and any such conditions waived by Lender may be reimposed as a condition of subsequent advances):

         (a) Borrower shall have executed and delivered this Note to the Lender.

         (b) All representations and warranties made by Borrower in this Note shall be true, complete and correct on and as of the date of the making of any advance hereunder as though such representations and warranties were made anew on such date.

         (c) There shall not have occurred and be continuing any default in the performance or observance of any of the covenants, agreements, or conditions to be performed or observed by Borrower under this Note or in connection with any other obligations of Borrower to Lender, nor shall there have occurred and be continuing any event, condition, or circumstances which, with notice or the passage of time, or both, would constitute a breach in any material respect of any representation, covenant, or warranty by Borrower or a default under this Note or in connection with any other obligations of Borrower to Lender.

         4. Application of Payments. All payments shall be applied first on account of late charges, if any, then to Lender's costs of collection (including, without limitation, reasonable attorneys' fees and expenses), if any, then, to accrued and unpaid interest, and the balance to the reduction of principal. For the purposes of computing interest on the debt evidenced hereby, interest shall be calculated on the basis of a year consisting of three hundred sixty (360) days, and shall be charged on the basis of the actual number of calendar days that the principal amount advanced remains unpaid to the Lender.

         5. Default; Remedies. If default be made in the performance of any term, condition or covenant contained in this Note, or in connection with any other obligations of Borrower to Lender, and such default shall not have been cured under any cure provisions applicable to such default, then and in any such event, the Obligations, in their entirety, shall at once become due and payable at the option of the Lender without further notice. Failure of the Lender to exercise the option to accelerate payment in the event of any default shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         6. Prepayment. The privilege is reserved to Borrower to prepay the indebtedness evidenced hereby, in whole or in part, at any time or from time to time, without prepayment premium or penalty, provided, however, that Borrower shall provide prior written notice to Lender of the intent to prepay ten (10) business days in advance of such prepayment.

         7. Attorney's Fees. In the event counsel is employed by the Lender to enforce the provisions of this Note, Borrower shall pay upon demand reasonable attorneys' fees so incurred by Lender, and all other costs and expenses connected with such enforcement.

         8. Waivers. The Borrower hereby waives presentment, protest and demand, notice of protest and notice of dishonor of this Note.

         9. Notices. All notices hereunder shall be given in writing and shall be effective (a) five (5) days after being mailed by first class and certified or registered mail, return receipt requested, with proper postage prepaid or (b) two (2) business days after being delivered to an established over-night delivery service, with costs for "next day" delivery prepaid, addressed in either case, if to the Borrower at the address provided at the end of this Note; and addressed if to the Lender at ValorInvest Ltd., 29 Quai des Bergues, Geneva, Switzerland 1201, Attention: Mr. Pierre Besuchet, with a copy to Powell, Goldstein, Frazer & Murphy LLP, 1001 Pennsylvania Avenue, NW., Suite 600, Washington, DC 20004, attention: Michael H. Chanin, Esquire, or in either case to such other address as such party may from time to time designate to the other by like written notice given at least ten
(10) days prior to the date such change becomes effective.

         10. Severability. In the event any provision (or any part of any provision) contained in this Note shall for any reason be finally held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

         11. Successors and Assigns. This Note shall apply to and bind the Borrower and the Lender and each of their respective successors. This Note is non-negotiable and may not be assigned by Lender.

         12. Commercial Purpose. The Borrower warrants that the loan evidenced by this Note is being made solely to acquire or carry on a business or commercial enterprise, and that the Borrower is a business or commercial organization. The Borrower further covenants that the loan evidenced by this Note shall be construed for all purposes as a commercial purpose loan.

         13. Time is of the Essence. Time is of the essence as to each and every provision of this Note.

         14. Governing Law and Choice of Forum. This Note will be governed by and construed in accordance with the internal laws of Switzerland. The Borrower agrees that any appropriate court located in Geneva will have exclusive jurisdiction of any case or controversy arising under or in connection with this Note and will be a proper forum in which to adjudicate such case or controversy. The Borrower expressly consents to personal jurisdiction and venue in such courts.


                     SIGNATURES APPEAR ON THE FOLLOWING PAGE

         WITNESS the execution hereof by the Borrower on the date first hereinabove written, with the intent that this shall be an instrument under seal.


                          BORROWER:

WITNESS:                  MARINE SHUTTLE OPERATIONS, INC.
                          4410 Montrose Boulevard
                          Houston, Texas 77006, U.S.A.


                          By:                             (SEAL)
-------------------------    -----------------------------
Name                         Name: Franz Eder
                             Title: President


                          Bank Wiring Instructions


                          --------------------------------------------

                          --------------------------------------------

                          --------------------------------------------